______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported) November 14, 1996


          CWABS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of October 31, 1996, providing for the issuance of the CWABS, INC., Countrywide Home Equity Loan Trust 1996-A, Revolving Home Equity Loan Asset Backed Certificates, Series 1996-A).


                              CWABS, INC.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                  33-11095           95-4596514
----------------------------     ------------    -------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)




155 North Lake Avenue
Pasadena, California                                      91101
---------------------                                  ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (818) 584-2212
                                                     ----- --------

_____________________________________________________________________


Item 5.   Other Events.
______    _____________

     On November 21, 1996, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of October 31, 1996 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as sponsor and as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"), providing for the issuance of the Company's Countrywide Home Equity Loan Trust 1996-A, Revolving Home Equity Loan Asset Backed Certificates, Series 1996-A (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

     In addition to the Pooling and Servicing Agreement being filed herewith, the Company is filing the Financial Guaranty Insurance Policy issued by Financial Security Assurance Inc. on November 21, 1996 (the "FSA Policy") in connection with the Certificates. The FSA Policy is annexed hereto as
Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. Pooling and Servicing Agreement, dated as of October 31, 1996, by and among the Company, CHL and the Trustee.

     99.2. Financial Guaranty Insurance Policy issued on November 21, 1996 by Financial Security Assurance Inc.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CWABS, INC.



                           By:  /s/ David Walker
                               -------------------------
                               David Walker
                               Vice President



Dated:  December 5, 1996



                                Exhibit Index
                                -------------



Exhibit                                                                Page
-------                                                                ----

99.1.     Pooling and Servicing Agreement,
          dated as of October 31, 1996, by
          and among, the Company, CHL
          and the Trustee                                                 6

99.2.     Financial Guaranty Insurance Policy
          issued on November 21, 1996 by
          Financial Security Assurance Inc.